Bluegreen Vacations February 2019 INVESTOR PRESENTATION bluegreenvacations The Fountains Orlando, Florida

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based largely on current expectations of Bluegreen Vacations (“Bluegreen” or “The Company”), that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forward-looking statements in presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control.  We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. This presentation also contains information regarding the past performance of the Bluegreen Vacations, and you should note that prior or current performance is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the resort development and vacation ownership industries in which Bluegreen operates. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value; risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase or that marketing alliances will not contribute to growth or be successful; and the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise; the risk that Bluegreen may not achieve EBITDA growth or increased margins; the risk that revenue streams will not be recurring, long-term, or sustainable; risks relating to the economic conditions generally or in the vacations ownership, rental, and travel industries; risks of adverse changes in relationships with strategic partners and other third parties including the risk that the Company will not be given access to the Cabela’s locations; risks that resorts will not be developed or renovated as anticipated; risks of decreased demand from purchasers or the ability to maintain an optimal inventory of VOI’s for sale; risks of changes in senior management; the risk that dividends on our common stock will not be declared or that shares will not be repurchased at current levels or at all; the risk that acquisitions will not be successful; risks related to the timing and success of sales office expansions; risks associated with the impact of hurricanes and other natural disasters or other adverse events outside of our control; and the risk that the Bluegreen's strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. Additional risks and uncertainties are described in Bluegreen’s filings with the Securities and Exchange Commission available to view on the SEC's website, www.sec.gov, and on Bluegreen Vacation's website, ir.bluegreenvacations.com/. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Bluegreen Vacations cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise. bluegreenvacations 1

BLUEGREEN VACATIONS OVERVIEW 1994 Entered Vacation Ownership Industry 69 Resorts (1) 45 Club Resorts
24 Club Associate Resorts ~216,000 (1) Vacation Club Owners ~238,000 (2) Tours Annually 71%(2) Capital-Light Revenue 48% (2) Sales to New Customers $738 million (2) Revenue $142 million (2) (3) Adjusted EBITDA Solara Surfside Miami Beach, Florida (1) Data as of 12/31/18 (2) Year ended 12/31/18 (3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $88 million for year ended 12/31/18 bluegreenvacations 2

Investment Attributes 1 Capital-Light approach to vacation ownership business 2 Multiple sources of revenue streams 3 Differentiated vacation ownership base 4 Multi-channel sales and marketing sourced through strategic partnerships 5 Strong liquidity supported by recurring free cash flow and low leverage 6 Attractive dividend yield bluegreenvacations 3

A Leading Operator of “Drive-To” Vacation Ownership Resorts 89% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western US Bluegreen Club Resorts (42) Bluegreen Club Resorts – Big Cedar JV (3) Club Associate Resorts (24) Percent of Owner Population by State 6-9% 4-5% 2-3% <2% Information as if 12/31/2018 bluegreenvacations 4

Potential Competitive Advantages Differentiated Target Demographic Significant Fee-Based VOI Sales Multiple Marketing Channels for New Owners Strong Net Owner Growth Balanced Approach to Growth Industrial Innovator bluegreenvacations 5

Diverse Inventory Sources Capital-Efficient Sources Fee-Based 51%(1) Sales of VOIs owned by third-party developers where we are paid a commission Cibola Visa Resort Secondary 19%(1) Sales of VOIs acquired from HOAs or other owners typically at a significant discount to retail price Blue Ridge Village Just in Time 5%(1) Sales of VOIs acquired from third-party developers close to when we intend to sell such VOIs The Innsbruck Aspen Developed 25%(1) Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market The Fountains (1) % of 2018 System-wide VOI sales bluegreenvacations 6

New Orleans Expansion: The Marquee Fee-Based Resort Details The resort is located in New Orleans, approximately 1 mile from Bluegreen’s Club La Pension Once renovations are complete, the property is expected to include 94 one, two, and three bedroom units; and amenities that include an owner’s lounge, fitness center, rooftop pool, and parking garage Opened a 5,400 square foot sales office in December 2018 Renovations are planned to feature an innovative design concept inspired by the theater district where the resort is located Investment Highlights Supports Capital Light Business strategy, with an existing Fee-Based Service Client Expands our current presence in a highly desirable destination Expected to expand sales distribution in a high potential market Provides an opportunity to increase new owner growth Artist rendering of intended design of presidential unit. Actual final product may differ. bluegreenvacations 7

New York City Expansion: The Manhattan Club Secondary Resort Details The resort is located in the heart of Midtown Manhattan 296 rooms, including penthouse, one-bedroom, two-bedroom and executive suites Features a modern fitness center, business center and Owners’ lounge Investment Highlights Exclusive right(1), on a non-committed basis, to acquire the remaining timeshare inventory at The Manhattan Club Considered to be part of Bluegreen’s “capital-light” Secondary Market program through periodic purchases over time Exclusive right(1) to acquire the management contract for The Manhattan Club resort in 2021 Expands our current presence in a highly desirable destination Provides an opportunity to increase new owner growth (1) Subject to the terms and conditions of the agreement bluegreenvacations 8

Éilan Hotel and Spa Acquisition Developed Resort Details 165-guest room, boutique hotel located in San Antonio, Texas Provides an experiential, luxury travel experience in the quintessential Texas hill country Amenities include a spa, a resort-style pool, a state-of-the-art fitness center, tennis courts and virtual golf Close proximity to local shopping, dining, entertainment, as well as the San Antonio Museum of Art, Texas Wine Country and a Six Flags theme park Investment Highlights $34.3m purchase price; $27.5m loan ($24.3m at closing; $3.2m to fund improvements) Aligned with our western expansion initiatives Over 10% of Bluegreen owners live in Texas and surrounding states Consistent with our “drive-to” strategy Opened a 11,320 square foot sales office at the resort Expected to leverage existing marketing platforms (seven Bass Pro Shops in Texas; expanded relationship with Choice Hotels) bluegreenvacations 9

Large and Differentiated Owner Base Bluegreen Vacation Club Owners (in thousands) 2012 170 2013 179 2014 189 2015 199 2016 208 2017 213 2018 216 CAGR: 4% Owner Age at Purchase (2) Millennial 27% Gen X 34% Baby Boomer 28% Silent Gen 4% Unknown 7% Avg. Customer Household Income (1) ($ in thousands) ilg $161 Marriott Vacations Worldwide $155 Hilton Grand Vacations $113 bluegreenvacations $77 (1) Above ILG, VAC, and HGV data from 2017, 2018 and 2016 from investor presentations issued by each, respectively. BXG internal data from 2018. (2) Represents owner age at time of purchase for all sales to new owners 1/1/14-12/31/18. The Innsbruck Aspen, CO bluegreenvacations 10

Our Flexible Business Model Initial VOI Sale First-time customer Purchase of real-estate-backed points annually in perpetuity Title fees Finance Loans to qualified customers Interest income Mortgage servicing fees Management and Other Fee-Based Services Resort management services Club management Other owner programs Additional VOI Purchases Purchase of additional real-estate-backed points Incremental financing, title, management and maintenance fees Revenue for the Year Ended December 31, 2018 (1) Consumer Financing 12% Developed VOI Sales 18% Capital-Light VOI Sales (2) and Fee Based Commissions 46% Management and Other Fee-Based Services 24% 71% Capital-Light (1) Excludes Other Income, net. (2) Includes just-in-time and secondary market inventory arrangements. bluegreenvacations 11

Capital-Light and Flexible Business Model System-Wide Sales for the Year Ended December 31, 2018 Predominantly Capital-Light 29% 71% Capital-Light Revenue Developed Revenue Well-Balanced Sales 52% 48% New Customer Sales Existing Owner Sales Cash and Interest Income 42% 58% (1) Cash sales represent the portion of system-wide sales of VOIs that is received from customers in cash within 30 days of purchase. bluegreenvacations 12

Bluegreen Vacation Club The Basics Owner’s Focus The Product Vacation Points Annually, in perpetuity Points Placed in Owner’s Account 2017 Average Transaction Size: $15,365 2018 Average Transaction Size: $15,692 Legal Structure Deeded interest in a Bluegreen resort Simultaneous with VOI sale Deed Placed in Vacation Club Trust bluegreenvacations 13

Bluegreen Vacation Club Owner Benefits Basic Ownership $139 annual Club dues (1) (100% of owners) 69 Resorts (2) RCI 4,300+ resorts in 100+ countries Significant Vacation Flexibility Including destination, length of stay and borrow-and-save options (3) bluegreenvacations The Bluegreen Vacation Club provides access to a variety of destinations and resort types Optional Traveler Plus Program $59.00 incremental annual fee (69% of owners participate) Choice Hotels Over 6,800 hotels in 35+ countries Cruise Packages Norwegian, Carnival, Crystal, Royal Caribbean, Holland America 48 Internal Direct
Exchange Resorts Select Connection, Prizzma Additional Vacation Options Interval, Coast to Coast Discounts at various hotels, restaurants, retail and leisure establishments as well as rental car agencies (1) Also requires annual payment of maintenance fees. (2) Information as of 12/31/18. (3) Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees. bluegreenvacations 14

Vacation Package Marketing Process 1 Package Sales Vacation Packages <227,000(1) 2 Activation Campaign Management >8 million Emails (1) 3 Reservation, Activation & Confirmation > >830,000 Inbound Calls and >550,000 Outbound calls (1) 4 Preview Centers >130,000 Previews (1) 5 VOI Sales Over $305 million during 2018 (1) During 2018 bluegreenvacations 15

Sales & Marketing Driven Business 227,000+ Vacation Packages Sold Annually (1) Vacation Packages & Leads Tanger Outlets Premium Outlets Simon Malls Bass Pro Shops Choice Hotels 238,000+ Annual Tours (New Customer & Existing Owners) (1) Tours $624 Million System-Wide VOI Sales (1) Sales 216,000 Vacation Club Owners (2) Owners In-House Tours Marketing Mix by % of Sales (1) Existing Owners 52% Bass Pro 14% Choice 7% Other New Customers 29% New Customer Sales Existing Owner Sales (1) Year ended 12/31/18. (2) As of 12/31/18. bluegreenvacations 16

Strategic Relationships Bluegreen has multiple channels intended to drive sales within our core demographic Choice Hotels Extended strategic alliance through 2032 Expanded opportunities in Choice marketing relationship Currently 37 Bluegreen Vacations resorts are included in Choice’s upscale Ascend Hotel Collection portfolio of unique, boutique and historic independent hotels and resorts. Bass Pro Shops Cabela’s One-way, exclusive in-store Bass Pro marketing relationship Operate kiosks in 69 Bass Pro stores Virtual reality pilot program launched in Bass Pro stores in Memphis, TN and Springfield, MO Bass Pro and Cabela’s merger expected to provide further opportunities for growth Tanger Outlets Simon Malls Premium Outlets Active in 21 outlet malls in proximity to Bluegreen resorts Sell vacation packages to entice prospective owners to tour Bluegreen preview centers (1) See the Earnings Release dated February 22, 2019 for a discussion regarding the status of outstanding issues with Bass Pro. bluegreenvacations 17

Long-standing, Strategic Relationship with Bass Pro Bass Pro Marketing Relationship Bass Pro Shops Leading experiential retailer Unilateral exclusive marketing rights On-site kiosks in 69 Bass Pro stores Access to customer database, catalog and website 18-year relationship Contract through 2025 Annual visitors in millions for comparison 73(1) MLB 84(2) Disney Parks 120(3) Bass Pro Shops Bass Pro Shops Big Cedar Joint Venture Big Cedar JV (51% Bluegreen Ownership) Wilderness Club at Big Cedar A Bluegreen Resort Paradise Point A Bluegreen Resort The Cliffs At Long Creek A Bluegreen Resort 3 premier wilderness-themed resorts On-site sales centers Perpetual arrangement Number of Vacation Ownership Units (4) 546 Dec-15 606 Dec-16 639 Dec-17 683-Dec-18 (1) 2017 MLB regular season attendance. (2) Themed Entertainment Association: Global Attractions Attendance Report – 2017. (3) Bass Pro Shops Data. (4) At resorts developed by Bluegreen/Big Cedar Vacations LLC. bluegreenvacations 18

Extensive Reach of Vacation Package Sales Locations Through Various Channels (1) Bass Pro Shops Tanger Outlets Premium Outlets Simon Malls Percent of Owner Population by State 6-9% 4-5% 2-3% <2% (1) As of 12/31/18. bluegreenvacations 19

Bass Pro Cabela‘s Acquisition Provides Further Opportunity (1) (2) (3) Bass Pro Shops Tanger Outlets Premium Outlets Simon Malls  Cabela’s Percent of Owner Population by State 6-9% 4-5% 2-3% <2% (1) As of 12/31/18 (2) Assumes that Cabela locations are operated as a part of Bass Pro.(3) See the Earnings Release dated February 22, 2019 for a discussion regarding the status of outstanding issues with Bass Pro. bluegreenvacations 20

Choice Hotels Choice Hotels Choice privileges rewards #1 Hotel Program #2 Hotel Program Bluegreen Vacations is  the official vacation ownership provider of Choice Hotels Exclusive relationship since 2013, renewed in 2017 for 15+ years World’s second largest hotel company (1) Industry’s fastest growing loyalty program with 39 million members (2) Only hotel company on 2017 Forbes list of 100 top innovative companies “Soft-branded” 37 Bluegreen resorts into Choice’s Ascend Hotel Collection Close demographic match with Bluegreen Choice Privileges Membership (2) (Members in millions) 0 5 10 15 20 25 30 35 40 45 2010 2011 2012 2013 2014 2015 2016 2017 2018 12 14 17 19 22 25 30 35 39 2010-2010 CAGR: 16% (1) In terms of units. (2) Choice Hotels company filings bluegreenvacations 21

2018 Digital Initiatives Self Service Capabilities Localized Experiences at Resorts Enhanced Experiences at Sales Centers Personalized Digital Marketing bluegreenvacations 22

4Q18 HIGHLIGHTS 1 Total revenue decreased by 2.4% to $173.7 million 2 Earnings per share fell 70.3% to $0.27(1). Excluding a $0.64 tax benefit 4Q17 due to the Tax Cuts and Jobs Act, earnings per share were flat 3 Resort Operations and Management Club revenue increased 12.4% year-over-year to $41.1; segment adjusted EBITDA increased 9.5% to $12.5 million 4 Improved average sales price per transaction and sales volume per guest by 6.3% and 0.9%, respectively 5 Authorized share repurchase program for up to 3 million shares 6 Completed a $117.7 million securitization of investment-grade vacation ownership loan-backed notes. (1) See appendix for reconciliation bluegreenvacations 23

FOURTH QUARTER(1) PERFORMANCE ($ in millions, except per share data) System-Wide Sales of  VOIs $140 $145 $150 $155 $151.9 4Q 2017 (3.9)% $146.0 4Q 2018 Total Revenues $170 $172 $174 $176 $178 $180 $177.9 4Q 2017 (2.4%) $173.7 4Q 2018 Adjusted EBITDA (2) $25 $30 $35 $40 $35.5 4Q 2017 (10.7)% 4Q 2018 $31.7 Earnings Per Share $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0.91 4Q 2017 (70.3%) $0.27 4Q 2018 (1) Three months ended 12/31/18. (2) See appendix for reconciliations. bluegreenvacations 24

FULL YEAR 2018(1) PERFORMANCE ($ in millions, except per share data) System-Wide Sales of VOIs  $610 $615 $620 $625 $630 $619.3 2017 0.8% $624.1 2018 Total Revenues $710 $720 $730 $740 2017 $723.1 2.1% 2018 $738.3 2018 Adjusted EBITDA (2) $135 $140 $145 $150 $155 2017 $150.3 (5.7)% 2018 $141.8 Earnings Per Share $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2017 $1.77 (33.3)% 2018 $1.18 (1) Year ended 12/31/18. (2) See appendix for reconciliations. bluegreenvacations 25

FOURTH QUARTER(1) RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $34 $36 $38 $40 $42 $36.5 4Q 2017 $36.5 12.4% 4Q 2018 $41.1 Financing Revenue:  Interest Income $19.4 $19.6 $19.8 $20.0 $20.2 $19.7 4Q 2017 1.9% $20.1 4Q 2018 Other Recurring Revenue $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $5.2 $1.4 $3.8 4Q 2017 (15.4)% $2.9 $1.6 $4.4 Tile Revenue Mortgage Servicing Revenue (1) Three months ended 12/31/2018 bluegreenvacations 26

FULL YEAR 2018(1) RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $140 $145 $150 $155 $160 $165 $170 $149.7 2017 12.4% 2018 $168.4 Financing Revenue: Interest Income $79.2 $79.3 $79.4 $79.5 $79.6 $79.7 $79.8 $79.7 2017 (0.4)% $79.4 2018 Other Recurring Revenue $10 $12 $14 $16 $18 $20 $22 2017 $14.7 $5.2 $19.9 (9.0)% 2018 $12.2 $6.0 $18.2 Tile Revenue Mortgage Servicing Revenue (1) Year ended 12/31/18 bluegreenvacations 27

STRONG LIQUIDITY POSITION ($ in millions) LIQUIDITY POSITION Unrestricted Cash $185 $190 $195 $200 $205 $210 $215 $220 $225 12/31/2017 $197.3 12/31/2018 $219.4 Free Cash Flow (1) $40 $45 $50 $55 2017 $51.9 2018 $44.3 Availability(2) Under Credit Lines $80 $100 $120 $140 $160 $180 $200 $220 $240 $220 $200 $180 $160 $140 $120 $100 $80 12/31/2017 $219.6 12/31/2018 $193.3 LIQUIDITY PROFILE As of December 31, 2018, Bluegreen had total availability(2) of $193.3 million under its $365.0 million of credit and receivable purchase facilities Non-receivable-backed debt to equity of 0.43:1 at 12/31/18 vs 0.39:1 at 12/31/17 Strong track record of producing free cash flow (“FCF”) and significant cash on hand During the fourth quarter, completed $117.7 million securitization of investment-grade vacation ownership loan-backed notes (1) Twelve months ended 12/31/18. (2) Subject to eligible collateral and terms and conditions of each facility. bluegreenvacations 28

Free Cash Flow Detail (1)

(In millions)

	Year Ending December 31, 2016	2017	2018
Net Income Before Non-Controlling Interest	$ 85	$ 138	$ 100
Change in Notes Receivable	(59)	(47)	(64)
Change in Inventory	(18)	(43)	(32)
Plus: Income Tax Provision	40	(3)	29
Less: Income Tax Payments	(27)	(41)	(25)
Change in Other Working Capital items	22	-	2
Other Operating Cash Flow items (2)	69	62	67
Net Cash Provided by Operating Activities	$ 112	$ 66	$ 77
Sales office expansion, IT and other PP&E, net	(7)	(14)	(33)
Free Cash Flow	$ 105	$ 52	$ 44

	2016	2017	2018
Inventory Spend Detail:			
Capital-Efficient Inventory:			
Secondary Market	$ (7)	$ (14)	$ (12)
Just-in-Time	(11)	(18)	(5)
Developed Inventory:			
Inventory Development - Big Cedar Joint Venture	(18)	(22)	(18)
Inventory Development - Other (3)	(9)	(6)	(21)
Total Inventory Spending	$ (45)	$ (60)	$ (56)
Total Inventory Spending	$ (45)	$ (60)	$ (56)
Cost of VOIs Sold	$ 27	$ 17	24
Change in Inventory	$ (18)	$ (43)	$ (32)

(1) Free cash flow is a non-GAAP financial measure. See reconciliation to Net Cash Provided by Operating Activities, above. Prior years have not been adjusted for impact of "Revenue from Contracts with Customers (Topic 606)", however such standard would have no material impact on net cash results above.
(2) Adjustment for non-cash income statement items (e.g., depreciation, amortization, provision for loan losses) and other.
(3) Excludes $24.3 million of the acquisition of the Éilan Hotel & Spa as such amount was borrowed in connection with the purchase.

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Multiple Sources for Revenue

Sales of VOIs and Financing [2]

Source	($ in millions)	Key point
System-Wide VOI Sales, net [1]	# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size	Multiple levers to achieve target results
Fee-Based Sales Commission Revenue (System-Wide Sales; VOI Sales Revenue)	Fee-based VOI Sales ✖ % Commission	Asset-light source of revenue
Non-Fee-Based VOI Sales Revenue (System-Wide Sales; VOI Sales Revenue)	Non-Fee-Based VOI Sales − Provision For Loan Losses	Programmatic conversion to revenue
Interest Income [4]	Consumer Finance Receivables ✖ Average Coupon	Average FICO of 726[3]
Resort Operations and Club Management	Number of Resorts & Club Members	Recurring and growing income stream

	2016	2017	2018
System-Wide VOI Sales [1]	$614	$619	$624
Commissions Revenue	$202	$229	$216
Non-Fee-Based VOI Sales Revenue	$274	$242	$254
Interest Income on VOI Notes Receivable Portfolio	$81	$80	$79
Segment Revenue	$139	$150	$168

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimated provision for loan losses.
(2) Excluding mortgage servicing revenue of $3.8 million, $5.2 million and $6.0 million in 2016, 2017 and 2018 respectively. Also excludes title revenues of $13.8 million, $14.7 million and $12.2 million in 2016, 2017 and 2018, respectively.
(3) Weighted-average FICO score at origination in 2018 after a 30-day, "same as cash" period after the point of sale.
(4) Excludes non-financing interest income.

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VOI Sales Finance Business 2018 Net Interest Spread ($ in millions) Interest Income on VOI Notes Receivable Portfolio $79 Interest Expense on Receivable-Backed Debt ($20) Net Mortgage Servicing Expenses ($0) Financing Revenue $60 Seller-financing for up to 90% of purchase price (may include equity) Facilitates VOI sales and earns net interest spread Weighted average interest rate: 15.1% (1) In-house servicing team FICO Profiles 12/31/17(2) 55% 700+ 3% <600 42% 600-699 Average FICO score of 724(3) 12/31/18 (4) 58% 700+ 3% <600 39% 600-699 Average FICO score of 726 (5) Average Annual Default Rate 2016 7.50% 2017 8.50% 2018 8.41% (1) As of 12/31/18.  Rate depends on FICO score, down payment, existing ownership and ACH participation. (2) FICO scores at origination for VOI notes receivable outstanding on 12/31/17; excludes obligors with no FICO score. (3) Weighted-average FICO score for 2016 originations after a 30-day, “same as cash” period from the point of sale. (4) FICO scores at origination for VOI notes receivable outstanding on 12/31/18; excludes obligors with no FICO score. (5) Weighted-average FICO score for 2018 originations after a 30-day, “same as cash” period from the point of sale. bluegreenvacations 31

Securitization History and Other Credit Facilities ($ in millions) Recent Securitization History Initial Loan Balance $117.7 $120.2 $130.5 $117.8 $110.6 $100.1 Advance Rate 87.20% 88.00% 90.00% 94.25% 93.75% 89.50% Weighted Avg Interest Rate 4.02% 3.12% 3.35% 3.02% 3.20% 2.94$ Stated Maturity 2034 2032 2031 2030 2028 2027 Weighted Avg. FICO Score 718 713 707 708 710 714 Securitization History Term Securitization Initial Note Amount Outstanding (1)  2018-A 2017-A 2016-A 2015-A 2013-A 2012-A 2010-A BXG Legacy 2010 2008-A 2007-A 2006-B 2006-A (GE) 2005-A 2004-B 2004-A (GE) 2002-A Total $118 120 131 118 111 100 108 27 60 177 139 125 204 157 29 170 $1,904 $114 84 64 44 28 15 0 0 0 0 0 0 0 0 0 0 0$349 ~$193 Million of Available Credit Facility Liquidity (1) Corporate Credit Line $55 $20 $75 Key Bank / DZ Purchase Facility 3 $80 $80 Liberty Bank Facility 3 $18 $32 $50 Quorum Purchase Facility 3 $40 $10 $50 NBA Facility 3 $48 $22 $70 Pacific Wester Bank Facility 3 $11 $29 $40 Outstanding Availability 2 (1) As of 12/31/18. (2) Subject to eligible collateral, if applicable, and terms and conditions of each facility. (3) Facilities for the financing of the Company’s VOI notes receivable. bluegreenvacations 32

Potential Growth Drivers bluegreenvacations Product & Geographic Expansion Northeastern and Western Expansion Enhanced Digital Presence Strategic M&A And Fee-Based Development Process Improvements Focus on Efficiency New Customer Growth Expanded Marketing Relationships Expanded Marketing Relationships bluegreenvacations 33

Investment Attributes 1 Capital-Light approach to vacation ownership business 2 Multiple sources of revenue streams 3 Differentiated vacation ownership base 4 Multi-channel sales and marketing sourced through strategic partnerships 5 Strong liquidity supported by recurring free cash flow and low leverage 6 Attractive dividend yield bluegreenvacations 34

Appendix The Club at Big Bear Village Big Bear Lake, California 35

The Vacation Ownership Industry Consistent Historical Industry Growth Vacation Ownership Industry Sales ($ in billions) 2009 $6.3 2010 $6.4 2011 $6.5 2012 $6.9 2013 $7.6 2014%7.9 2015 $8.6 2016 $9.2 2017 $9.6 Vacations are a Priority for Consumers 2009 $465 2010 $494 2011 $518 $21012 $533 2013 $551 2014 $581 2015 $596 2016 $613 2017 $632 Sources: EY: State of the Vacation Timeshare Industry and Euromonitor bluegreenvacations 36

Diverse Inventory Sources


Cibola Vista Resort


The Innsbruck Aspen


Blue Ridge Village


The Fountains

	Fee-Based	Just-in-Time	Secondary	Developed
Description	Sales of VOIs owned by third-party developers and pursuant to which we are paid a commission	Sales of VOIs acquired from third-party developers in close proximity to when we intend to sell such VOIs	Sales of VOIs we acquire from HOAs or other owners typically at a significant discount to retail price	Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market sales
% of 2018 System-wide VOI sales	51%	5%	19%	25%
Cash cost / GAAP cost (1)	N.A.	~30% / ~30%	~10% / ~13%	~22% / ~13%
Revenue	65%-75% commission	System-wide VOI sales less allowance for loan loss		
Capital-efficient	✓	✓	✓	
Bluegreen owned		✓	✓	✓
Recurring financing interest income (2)		✓	✓	✓
Recurring mortgage servicing fees (2)	✓			
Recurring club and resort mgmt. fees	✓	✓	✓	✓
Title and escrow fees	✓	✓	✓	✓

bluegreenvacations

(1) As a percentage of sales. Representative amounts.
(2) On sales financed by us or the third party developer

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CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (In thousands, except per share data) For the Three Months Ended December  31, Unaudited For the Years Ended December 31 2018 2017 2018 2017 Revenue: Gross sales of VOIs $74,192 $78,829 $305,530 $288,414 Provision for loan losses (15,379) (12,906) (51,305) (46,397) Sales of VOIs 58,813 65,923 254,225 242,017 Fee-based sales commission revenue 48841 50,343 216,422 229,389 Other fee-based services revenue 28,552 28,377 118,024 111,819 Cost reimbursements 15,375 11,979 62,534 52,639 Interest income 22,143 21,203 84,914 86,876 Other income, net – 432 1,201 312 Total revenue 173,724 178,357 738,320 723,052 Cost and expenses: Cost of VOI’s sold 3,975 6,327 23,813 17,679 Cost of other fee-based services 18,986 15,897 72,968 64,560 Cost reimbursements 15,375 11,979 62,534 52,639 Selling, general and administrative expenses 99.867 108,942 415,403 421,199 Interest expense 9,239 6,198 34,709 29,977 Other expense, net 68 - - - Total costs and expenses 147,510 149,343 609,427 586,054 Income before non-controlling interest and provision for income taxes 26,214 28,914 128,893 136,998 Provision (benefit) for income taxes 3,544 (40,832) 28,541 (2,345) Net income 22,670 69,746 100,352 139,343 Less: Net income attributable to non-controlling interest 2,881 3,342 12,390 12,760 Net income attributable to Bluegreen Vacations Corporation shareholders $19,789 $66,404 $87,962 $126,583 Comprehensive income attributable to Bluegreen Vacations Corporation shareholders $19,789 $66,404 $87,962 $126,583 bluegreenvacations 38

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (In thousands, except per share data) For the Three Months Ended December  31, Unaudited For the Years Ended December 31 2018 2017 2018 2017 Earnings per share attributable to Bluegreen Vacations Corporation shareholders – Basic and diluted (1) $ 0.27 $ 0.91 $ 1.18 $ 1.77 Weighted average number of common shares outstanding: Basic and diluted (1) 74,644 72,804 74,712 71,448 Cash dividends declared per share (1) $ 0.15 $ - $ 0.60 $ 0.56 (1) The number of shares outstanding for the purposes of calculation of basic and diluted earnings per share and the cash dividend reflects the stock split effected in connection with our initial public offering during November 2017 as if the stock split was effected January 1, 2016. bluegreenvacations 39

CONSOLIDATED STATEMENTS OF CASH FLOW (In thousands) For the Year Ended December 31, 2018 2017 Operating activities: Net income $ 100,352 $ 139,343 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 16,604 14,110 Loss on disposal of property and equipment 179 524 Provision for loan losses 51,236 46,412 Provision (benefit) for deferred income taxes 2,090 (42,022) Changes in operating assets and liabilities: Notes receivable (63,545) (47,470) Prepaid expenses and other assets 2,704 (7,103) Inventory (32,022) (42,757) Accounts payable, accrued liabilities and other, and deferred income (764) 4,933 Net cash provided by operating activities 76,834 65,970 Investing activities: Purchases of property and equipment (32,539) (14,115) Net cash used in investing activities (32,539) (14,115) Financing activities: Proceeds from borrowings collateralized by notes receivable 254,494 203,001 Payments on borrowings collateralized by notes receivable (216,023) (195,919) Proceeds from borrowings under line-of-credit facilities and notes payable 51,736 36,426 Payments under line-of-credit facilities and notes payable (43,066) (34,851) Payments of debt issuance costs (3,010) (3,390) Gross proceeds from public offering – 48,652 Payments of public offering -  (1,383) Repurchase and retirement of common stock (4,000) – Distributions to non-controlling interest (9,800) (11,270) Dividends paid (44,841) (40,000) Net cash (used in) provided by financing activities (14,510) 1,266) Net increase in cash and cash equivalents and restricted cash 29,785 53,121 Cash, cash equivalents and restricted cash at the beginning of period 243,349 190,228 Cash, cash equivalents and restricted cash at end of period $ 273,134 $ 243,349 Supplemental schedule of operating cash flow  information: Interest paid, net of amounts capitalized $ 30,260 $ 26, 244 Income taxes paid $ 25,355 $ 41, 035 Supplemental schedule of non-cash investing and financing activities: Acquisition of inventory, property, and equipment for notes payable $24,258 $ - bluegreenvacations 40

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) December 31, 2018 December 31, 2017 Assets Cash and cash equivalents $ 219,408 $ 197,337 Restricted cash ($28,400 and $19,448 in VIEs at December 31, 2018 and December 31, 2017, respectively) 53,726 46,012 Notes receivable, net ($341,975 and $279,188 in VIEs at December 31, 2018 and December 31, 2017 respectively 439,167 426,858 Inventory 334,149 281,291 Prepaid expenses 10,097 10,743 Other assets 49,796 52,506 Intangible assets, net 61,845 61,987 Loan to related party 80,000 80,000 Property and equipment, net 98,279 74,756 Total assets $1,346,467 $ 1,231,481 Liabilities and Shareholders’ Equity Liabilities Accounts payable $19,515 $22,955 Accrued liabilities and other 80,364 77,317 Deferred income 16,522 16,893 Deferred income taxes 91,056 88,966 Receivable-backed notes payable – recourse 76,674 84,697 Receivable-backed notes payable – non-recourse (in VIEs) 382,257 336,421 Lines-of-credit and notes payable 133,391 100,194 Junion subordinated debentures 71,323 70,384 Total liabilities 871,102 797,821 Commitments and Contingencies Shareholders’ Equity Common stock, $.01 par value, 100,000,000 shares authorized, 74,445,923 shares issued and outstanding at December 31, 2018 and 74,734,455 share issued and outstanding at December 31, 2017 744 747 Additional paid-in capital 270,369 274,366 Retained earnings 158,641 115,520 Total Bluegreen Vacations Corporation shareholders’ equity 429,754 390,633 Non-controlling interest 45,611 43,021 Total shareholders’ equity 475,365 433,654 Total liabilities and shareholders’ equity $ 1,346,467 $ 1,231,481 bluegreenvacations 41

ADJUSTED EBITDA RECONCILIATION For the Three Months Ended December 31, For the Year Ended December 31, (in thousands) 2018 2017 2018 2017 Net income attributable to shareholder(s) $ 19,789 $ 66,404 $ 87,962 $ 126,583 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 2,881 3,342 12,390 12,760 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (2,947) (3,305) (12,468) (12,485) (Gain) loss on assets held for sale (6) 2 3 46 Add: depreciation and amortization 3,303 2,541 12,392 9,632 Less: interest income (other than interest earned on VOI notes receivable) (1,821) (1,387) (6,044) (6,874) Add: interest expense – corporate and other 4,064 1,753 15,195 12,168 Add: franchise taxes 19 51 199 178 Add: provision (benefit) for income taxes 3,544 (40,832) 28,541 (2,325) Add: corporate realignment cost 2,899 2,157 3,6505,836 Add: one-time payment to Bass Pro – 4,781 – 4,781 Total Adjusted EBITDA $ 31,725 $ 35,507 $141,820 $150,280 bluegreenvacations 42

SYSTEM-WIDE-SALES RECONCILIATION (in thousands) For the Three Months Ended December 31, For the Year Ended December 31, 2018 2017 2018 2017 Gross sales of VOIs $ 74,192 $ 78,829 $ 205,530 $288,414 Add: Fee-based sales 71,767 73,098 318,540 330,854 System-wise sales of VOIs $145,959 $151,927 $624,070 $ 619,269 bluegreenvacations 43

OTHER FINANCIAL DATA in thousands) For the Three Months Ended December 31, For the Year Ended December 31, 2018 2017 2018 2017 Financing Interest Income $ 20,096 $ 19,728 $ 79,377 $ 79,657 Financing Interest Expense (5,175) (4,445) (19,514) (17,809) Non-Financing Interest Income 2,047 1,475 6,537 7,219 Non-Financing Interest Expense (4,064) (1,753) (15,195) (12,168) Mortgage Servicing Income 1,581 1,425 5,951 5,206 Mortgage Servicing Expense (1,853) (1,280) (6,205) (5,395) Title Revenue 2,850 3,815 12,205 14,742 Title Expense (1,004) (1,101) (4,591) (4,779) bluegreenvacations 44